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                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 17, 2000, included in Concord Communications, Inc.'s Form 8-K dated March 1, 2000 and to all references to our Firm included in this Registration Statement.

                                                 /s/ Arthur Andersen LLP

                                                 ARTHUR ANDERSEN LLP





Boston, Massachusetts
February 29, 2000